                                                                 EXHIBIT 99.1



      CASE NAME:    KEVCO, INC.                             ACCRUAL BASIS


      CASE NUMBER:  401-40783-BJH-11

      JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                    NORTHERN      DISTRICT OF     TEXAS
                    --------                      -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: February 28, 2001
                                       ---------------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


                                                Executive Vice President and
/s/ JOSEPH P. TOMCZAK                             Chief Financial Officer
----------------------------------------        -------------------------------
Original Signature of Responsible Party                    Title

JOSEPH P. TOMCZAK                                     April 13, 2001
----------------------------------------        -------------------------------
Printed Name of Responsible Party                          Date


PREPARER:


/s/ DENNIS S. FAULKNER                               Accountant for Debtor
----------------------------------------        -------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      April 13, 2001
----------------------------------------        -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:   401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                              SCHEDULED             MONTH
ASSETS                                          AMOUNT              Feb-01          MONTH      MONTH
------                                        -----------       ------------        ------     ------
1.    Unrestricted Cash (Footnote)                  1,000              1,000
2.    Restricted Cash
3.    Total Cash                                    1,000              1,000
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                         459,000          2,711,781
9.    Total Current Assets                        460,000          2,712,781
10.   Property, Plant & Equipment
11.   Less: Accumulated
      Depreciation/Depletion
12.   Net Property, Plant & Equipment
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                             4,790,071          7,213,783
15.   Other (Attach List)                     613,299,110        308,668,443
16.   Total Assets                            618,549,181        318,595,007

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                         14,750,196
23.   Total Post Petition Liabilities                             14,750,196

PRE PETITION LIABILITIES

24.   Secured Debt (Footnote)                  75,885,064         63,113,388
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                     136,505,780        141,833,049
28.   Total Pre Petition Liabilities          212,390,844        204,946,437
29.   Total Liabilities                       212,390,844        219,696,633

EQUITY

30.   Pre Petition Owners' Equity                                406,158,337
31.   Post Petition Cumulative Profit Or
      (Loss)                                                       2,236,171
32.   Direct Charges To Equity (Attach
      Explanation) (Footnote)                                   (309,497,134)
33.   Total Equity                                                98,897,374
34.   Total Liabilities and Equity                               318,594,007

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                   SCHEDULED       MONTH
ASSETS                                               AMOUNT        Feb-01        MONTH          MONTH
------                                             -----------   -----------   -----------   -----------
A    Prepaid Escrowed Retention Pmts.                  459,000       253,000
B    Federal Income Tax Asset                                        294,000
C    Other Taxes Receivable                                          165,677
D    Receivable from Adorn (Footnote)                              1,999,104
E

TOTAL OTHER ASSETS -  LINE 8                           459,000     2,711,781

A    Capitalized loan costs                          4,790,071     4,710,298
B    Investment in Subsidiaries (Footnote)                         2,503,485
C
D
E

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14    4,790,071     7,213,783

A    Intercompany Receivables (Footnote)                         306,649,555
B    Interco. Promissory Note (Footnote)           235,981,314   235,981,314
C    Interco. Royalties (Footnote)                  70,668,241    72,687,129
D
E

TOTAL OTHER ASSETS -  LINE 15                      613,299,110   308,668,443

POST PETITION LIABILITIES

A    Interco. Payables (Footnote)                                 13,774,763
B    Accrued Interest on Notes/Bonds                                 975,433
C
D
E

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                         14,750,196

PRE PETITION LIABILITIES

A    Interco. Liabilities (Footnote)              8,005,780     8,005,780
B    10 3/8% Sr. Sub. Notes                     105,000,000   105,000,000
C    Senior Sub. Exchangeable Notes              23,500,000    23,500,000
D    Accrued Interest on Notes/Bonds                            5,327,269
E

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                          136,505,780   141,833,049

CASE NAME:     KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:   401-40783-BJH-11

INCOME STATEMENT

                                                         MONTH                                              QUARTER
REVENUES                                                 Feb-01         MONTH              MONTH              TOTAL
--------                                                ---------       -----              -----            ---------
1.    Gross Revenues
2.    Less: Returns & Discounts
3.    Net Revenue

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit

OPERATING EXPENSES

9.    Officer / Insider Compensation
10.   Selling & Marketing
11.   General & Administrative
12.   Rent & Lease
13.   Other (Attach List)
14.   Total Operating Expenses
15.   Income Before Non-Operating
      Income & Expense

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                    4,037,776                                          4,037,776
17.   Non-Operating Expense (Att List)
18.   Interest Expense                                   1,801,605                                          1,801,605
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                        2,236,171                                          2,236,171

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                  2,236,171                                          2,236,171


This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:     KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                              ACCRUAL BASIS - 2




INCOME STATEMENT

                                                     MONTH                                                  QUARTER
OPERATING EXPENSES                                   Feb-01            MONTH              MONTH              TOTAL
--------                                            ---------          -----              -----            ---------
A.
B.
C.
D.
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.    Intercompany Interest Income                 4,037,776                                                4,037,776
B.
C.
D.
E.

  TOTAL NON-OPERATING INCOME - LINE 16             4,037,776                                                4,037,776

A.
B.
C.
D.
E.

  TOTAL NON-OPERATING EXPENSE - LINE 17

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25

CASE NAME:      KEVCO, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:    401-40783-BJH-11

CASH RECEIPTS AND                                MONTH                                  QUARTER
DISBURSEMENTS                                    Feb-01        MONTH       MONTH         TOTAL
-------------                                    ------        -----       -----        -------
1.  Cash - Beginning Of Month                    SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO, INC.                                  SUPPLEMENT TO
                                                             ACCRUAL BASIS - 3
CASE NUMBER:    401-40783-BJH-11

                                                   KEVCO       KEVCO          KEVCO       KEVCO     KEVCO      KEVCO
                                                  DIST LP      MFG.LP         MGMT       HOLDING  COMPONENTS    INC      TOTAL
                                                ----------   ----------     ---------    -------  ----------   -----   ----------
 1    CASH-BEGINNING OF MONTH                       41,421       41,683     6,557,975       232         134    1,000    6,642,445
   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                   253,667           --                                                   253,667
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                              13,527,813    6,073,470                                                19,601,283
 4    POST PETITION                              2,122,364    1,535,289                                                 3,657,653
 5    TOTAL OPERATING RECEIPTS                  15,903,844    7,608,759            --        --          --       --   23,512,603
   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                               --                                                        --
 7    SALE OF ASSETS                                         11,782,255                                                11,782,255
 8    OTHER                                                          --     1,104,148                                   1,104,148
                  SALE EXPENSE REIMBURSEMENT                                   21,500
                  ADP ADVANCE                                               1,020,000
                  INTEREST INCOME                                              62,648
 9    TOTAL NON OPERATING RECEIPTS                      --   11,782,255     1,104,148        --          --       --   12,886,403
10    TOTAL RECEIPTS                            15,903,844   19,391,014     1,104,148        --          --       --   36,399,006
11    CASH AVAILABLE                            15,945,265   19,432,697     7,662,123       232         134    1,000   43,041,451
   OPERATING DISBURSEMENTS
12    NET PAYROLL                                  513,728      859,526        75,595                                   1,448,849
13    PAYROLL TAXES PAID                                             --       611,823                                     611,823
14    SALES, USE & OTHER TAXES PAID                 12,074        1,812           595                                      14,481
15    SECURED/RENTAL/LEASES                        191,535       82,579       108,322                                     382,436
16    UTILITIES                                     10,705        3,181        25,786                                      39,672
17    INSURANCE                                      4,337           --       236,564                                     240,901
18    INVENTORY PURCHASES                        5,836,642    3,814,900                                                 9,651,542
19    VEHICLE EXPENSE                               68,467        1,237                                                    69,704
20    TRAVEL                                        30,855       21,803           169                                      52,827
21    ENTERTAINMENT                                 14,203        1,766             6                                      15,975
22    REPAIRS & MAINTENANCE                            764        3,188           256                                       4,208
23    SUPPLIES                                       2,334       52,289           221                                      54,844
24    ADVERTISING                                       --           --            --                                           -
25    OTHER                                        190,513      118,812       629,428        --          --       --      938,753
                  FREIGHT                          184,578       82,949                                                   267,527
                  CONTRACT LABOR                     1,033           --        50,000                                      51,033
                  401 K PAYMENTS                                     --       149,278                                     149,278
                  PAYROLL TAX ADVANCE ADP                                     398,126                                     398,126
                  WAGE GARNISHMENTS                                            14,484                                      14,484
                  MISC.                              4,902       35,863        17,540                                      58,305
26    TOTAL OPERATING DISBURSEMENTS              6,876,157    4,961,093     1,688,765        --          --       --   13,526,015
   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                              --                                                        --
28    US TRUSTEE FEES                                                --                                                        --
29    OTHER                                      9,027,579   14,527,600   (11,772,924)       --          --       --   11,782,255
                  LOAN PAYMENTS                              11,782,255                                                11,782,255
                  INTERCOMPANY TRANSFERS         9,027,579    2,745,345   (11,772,924)                                         --
30    TOTAL REORGANIZATION EXPENSE               9,027,579   14,527,600   (11,772,924)       --          --       --   11,782,255
31    TOTAL DISBURSEMENTS                       15,903,736   19,488,693   (10,084,159)       --          --       --   25,308,270
32    NET CASH FLOW                                    108      (97,679)   11,188,307        --          --       --   11,090,736
                                                ----------   ----------    ----------    ------   ---------    -----   ----------
33    CASH- END OF MONTH                            41,529      (55,996)   17,746,282       232         134    1,000   17,733,181
                                                ==========   ==========    ==========    ======   =========    =====   ==========

CASE NAME:       KEVCO, INC.                                ACCRUAL BASIS - 4
CASE NUMBER:     401-40783-BJH-11


                                                 SCHEDULED            MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT             Feb-01         MONTH        MONTH
-------------------------                        ---------            ------         -----        -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)

AGING OF POST PETITION                              MONTH:        February-01
TAXES AND PAYABLES

                                       0 - 30            31 - 60         61 - 90        91 +
TAXES PAYABLE                           DAYS               DAYS           DAYS           DAYS      TOTAL
-------------                          ------            -------         -------        -----      -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable
6.   Accounts Payable

                                                    MONTH:        February-01

STATUS OF POST PETITION TAXES
                                            BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                      LIABILITY *       AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                     -------------     ---------------     -------------      ----------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local
16.  Total Taxes

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.


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


CASE NAME:      KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:    401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                              MONTH:      February-01

BANK RECONCILIATIONS                        Account # 1           Account # 2      Other Accounts
--------------------                      ---------------         -----------      --------------
A. BANK:                                  Bank of America                           (Attach List)
B. ACCOUNT NUMBER:                          3750768521                                                  TOTAL
C. PURPOSE (TYPE):                          Checking

1. Balance Per Bank Statement                       1,000                                               1,000
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books                      1,000                                               1,000
6. Number of Last Check Written


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER           DATE OF PURCHASE         TYPE OF INSTRUMENT          PURCHASE PRICE        CURRENT VALUE
---------------------------           ----------------         ------------------          --------------        -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments

CASH

12.   Currency On Hand
13.   Total Cash - End of Month                                                                                          1,000



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



CASE NAME:         KEVCO, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:       401-40783-BJH-11
                                                       MONTH:  February-01
PAYMENTS TO INSIDERS AND PROFESSIONALS


Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

         NAME                   TYPE OF PAYMENT        AMOUNT PAID       TOTAL PAID TO DATE
         ----                   ---------------        -----------       ------------------
1.
2.
3.
4.
5.     (Attach List)
6.     Total Payments To Insiders

                                PROFESSIONALS

                              DATE OF
                            COURT ORDER                                                         TOTAL
                            AUTHORIZING        APPROVED         AMOUNT      TOTAL PAID         INCURRED
         NAME                 PAYMENT           AMOUNT           PAID         TO DATE          & UNPAID *
         ----               -----------        --------         ------      ----------         ----------
1.
2.
3.
4.
5.     (Attach List)
6.     Total Payments To Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                      SCHEDULED         AMOUNTS           TOTAL
                                                       MONTHLY           PAID             UNPAID
                                                       PAYMENT          DURING             POST
       NAME OF CREDITOR                                  DUE            MONTHLY           PETITION
       ----------------                               ---------         -------           --------
1.     Bank of America (Footnote)                                    11,782,255         63,113,388
2.
3.
4.
5.     (Attach List)
6.     TOTAL                                                         11,782,255         63,113,388

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:       KEVCO, INC.                                ACCRUAL BASIS - 7


CASE NUMBER:     401-40783-BJH-11
                                                          MONTH:   FEBRUARY-01

QUESTIONNAIRE
                                                                                                                YES           NO
                                                                                                               -----         -----
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                      X
2.  Have any funds been disbursed from any account other than a debtor in possession account?                                  X
3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X
4.  Have any payments been made on Pre Petition Liabilities this reporting period?                               X
5.  Have any Post Petition Loans been received by the debtor from any party?                                                   X
6.  Are any Post Petition Payroll Taxes past due?                                                                              X
7.  Are any Post Petition State or Federal Income Taxes past due?                                                              X
8.  Are any Post Petition Real Estate Taxes past due?                                                                          X
9.  Are any other Post Petition Taxes past due?                                                                                X
10. Are any amounts owed to Post Petition creditors delinquent?                                                                X
11. Have any Pre Petition Taxes been paid during the reporting period?                                                         X
12. Are any wage payments past due?                                                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE
                                                                                                                YES           NO
                                                                                                               -----         -----
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X
2. Are all premium payments paid current?                                                                        X
3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

                                                                                       PAYMENT
                                                                                       AMOUNT
   TYPE OF POLICY            CARRIER                   PERIOD COVERED                 FREQUENCY
   --------------            -------                   --------------                 ---------
General Liability            Liberty Mutual            9/1/00-9/1/01              Annual    $313,520
Umbrella                     National Union            6/1/00-9/1/01              Annual    $103,349



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





CASE NAME:        KEVCO, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40783-BJH-11                          ACCRUAL BASIS

                                                   MONTH:          FEBRUARY-01

   ACCRUAL BASIS        LINE
    FORM NUMBER         NUMBER              FOOTNOTE / EXPLANATION
    -----------         ------              ----------------------
        1                 1         Pursuant to the February 12, 2001 Order (1)
                                    Authorizing Continued Use of

        3                 1         Existing Forms and Records; (2) Authorizing
                                    Maintenance of Existing Corporate Bank
                                    Accounts and Cash Management System; and (3)
                                    Extending Time to Comply with 11 U.S.C.
                                    Section 345 Investment Guidelines, funds in
                                    the Bank of America and Key Bank deposit
                                    accounts are swept daily into Kevco's lead
                                    account number 1295026976. The Bank of
                                    America lead account is administered by, and
                                    held in the name of Kevco Management Co.
                                    (co-debtor, Case No. 401-40788-BJH-11).
                                    Accordingly, all cash receipts and
                                    disbursements are reported in Kevco
                                    Management's Monthly Operating Report.
                                    Debtor does maintain a small petty cash
                                    account.

        1                   8D      Pursuant to an Asset Purchase Agreement
        1                   24      approved by the Court on February 23, 2001
        6                   1       and effective as of the same date among
        7                   4       Kevco, Inc., Kevco Manufacturing, LP,
                                    Wingate Management Co. II, LP and Adorn LLC,
                                    certain assets and liabilities of Design
                                    Components, a division of Kevco
                                    Manufacturing, LP (Case No.
                                    401-40784-BJH-11), were transferred to
                                    Adorn, LLC. At the effective date of
                                    purchase, Buyer assumed certain executory
                                    contracts, approximately $1.6 million of
                                    Kevco Manufacturing, LP's unsecured
                                    pre-petition liabilities, $3.5 million of
                                    accounts receivable, $5 million of inventory
                                    and $2.2 million (book value) of property
                                    and equipment. Payment was made directly to
                                    Bank of America, the secured lender, thereby
                                    reducing pre-petition secured debt. The
                                    secured debt owed to Bank of America has
                                    been guaranteed by all of Kevco, Inc.'s
                                    co-debtors.

        1                  14B      The Investment in Subsidiaries, although not
                                    itemized on Debtor's Schedules, was listed
                                    in its balance sheet at the time of the
                                    bankruptcy filing. The February MOR entry is
                                    for consistency of presentation.

        1                  15A      Intercompany assets were inadvertently
        1                   32      doubled on Debtor's Schedules. The
                                    adjustment to equity corrects the error.

        1                 15B,C     Intercompany receivables/payables are
        1                  22A      from/to co-debtors Kevco Management Co.
                                    (Case No. 401-40788-BJH-11), Kevco
                                    Distribution, LP (Case No. 401-40789-BJH-11),
        1                  27A      Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                    DCM Delaware, Inc.(Case No. 401-40787-BJH-11),
        7                   3       Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                    Kevco Components, Inc. (Case No.
                                    401-40790-BJH-11), and Kevco Manufacturing,
                                    LP. (Case No. 401-40784-BJH-11). Kevco, Inc.
                                    currently has $308,668,433 of intercompany
                                    receivables and $21,780,543 of intercompany
                                    payables.
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